Exhibit 10.1

BDA PRODUCTION

AND

SUPPLY AGREEMENT

THIS AGREEMENT, dated as of January 29, 2004, is made by and between EMBREX, INC., a North Carolina corporation (hereinafter “EMBREX”), and Charles River Laboratories, Inc., a Delaware corporation (hereinafter “SPAFAS”), through its SPAFAS Avian Products Services Division.

WHEREAS, EMBREX has certain rights in a bursal disease antiserum product (“BDA”) and its use in an infectious bursal disease vaccine and other applications; and

WHEREAS, SPAFAS is in the business of supplying specific pathogen-free birds and related avian supplies and wishes to manufacture and supply BDA (also, the “Product”) to EMBREX for use in post-hatch and in ovo vaccines;

NOW, THEREFORE, in consideration of the covenants and representations contained herein and intending to be legally bound, it is agreed as follows:

ARTICLE 1: DEFINITIONS

Solely for the purposes of this Agreement, the terms set forth hereinafter shall be defined as follows:

(a) “Affiliate” shall mean any person, corporation, firm, partnership or other entity controlling, controlled by or under common control with EMBREX or SPAFAS, with “control” defined as at least a fifty percent voting interest.

(b) “Agreement” shall mean this BDA Production and Supply Agreement.

(c) “BDA” shall mean Embrex’s proprietary bursal disease antiserum product described in the attached specifications, with applications which include, but are not limited to, use in poultry vaccines for administration in ovo or post-hatch to provide immunization against Infectious Bursal Disease.

(d) “Confidential Information” shall mean (a) Improvements, inventions, information, processes, Know-how, Patents, patent applications, trade secrets and similar intellectual property rights of either party, including, without limitation, all documents, drawings, specifications, equipment, prototype models and tangible manifestations, embodying Subject Technology; and (b) any other information disclosed heretofore or hereafter by either party to the other in writing and marked as “Confidential” or if disclosed orally, reduced to writing and marked as “Confidential” and submitted within thirty (30) days of the original oral disclosure.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(e) “Lot” shall mean BDA yield from a complete production cycle that includes the period of time required to prepare a facility to receive chicks, to complete vaccination protocols, to bleed and process blood, and prepare the facility for the next cycle. This period will be no longer than [***] ([***]) weeks.

(f) “Dose” shall mean any measure of blood serum having [***] ([***]) units of BDA.

(g) “Facility” shall mean the SPAFAS facilities used specifically for the production of BDA.

(h) “Improvements” shall mean any and all improvements to the Subject Technology developed by EMBREX, patented or un-patented, or Know-how (including underlying improvements to the Know-how) including, without limitation, improved methods of manufacture and production techniques and any new developments intended to enhance the efficacy of the Subject Technology.

(i) “Know-how” shall mean the accumulation of skills, processes and experience, including formula, production seed and specifications, heretofore or hereafter developed or obtained by EMBREX pertaining to the Subject Technology, including, but not limited to, any and all technical information, trade secrets, test results, studies and analyses, approved vendor lists for key raw materials, pre-clinical and clinical data, manufacturing data, formulation or production technology, and other information necessary or useful in the manufacture, sale and use of BDA.

(j) “Patent” or “Patents” shall mean any and all patents and patent applications, United States or foreign, including any reissue patents, continuations, continuations in part, divisions, or reissue applications filed or to be filed which relate to the Subject Technology in which EMBREX holds or obtains any right or interest.

(k) “Subject Technology” shall mean all ideas, methods, inventions, Improvements, Know-how, techniques, formulations and rights heretofore or hereafter owned by EMBREX or licensed to EMBREX and disclosed to SPAFAS during the life of this Agreement related to in ovo technology used in avian applications, BDA, or Patents, as hereinabove defined, concerning compounds, formulations, methods, processes or techniques relating specifically to any of the foregoing.

(l) “Unit” shall mean the antibody activity level in a serum TCID50 titer value of [***]. The term TCID50 refers to the titer at which 50% of the cells in a standard 96 well plate remain alive in the presence of virus. Calculation of the TCID50 titer value for a serum sample is described as set forth in Exhibit A.

(m) “Calendar Year” shall mean the duration of time beginning from January 1 through December 31 of any single numerical year.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(n) “Term” shall mean from date of execution of this agreement through December 31, 2006; or until all product agreed upon for 2006 is produced and accepted.

ARTICLE 2: MANUFACTURE AND SUPPLY OF BDA

2.01	Manufacture of BDA

(a) SPAFAS shall comply with all applicable federal, state and local requirements in connection with the manufacture and supply of BDA. Such obligation shall include, without limitation, complying with Title IX of the Code of Federal Regulations (9 CFR Parts 100-117). For reasonable cause, EMBREX shall have the right, upon reasonable notice to SPAFAS and during normal business hours, to inspect SPAFAS’ Facility, operations, and quality control records to review and inspect the manufacture of BDA, to audit and confirm compliance with the requirements of this Agreement, and to trace production in connection with any recall, product liability or other problems related to manufacture, provided that none of the foregoing shall unduly interfere with SPAFAS other business activities. EMBREX shall provide SPAFAS with a written summary of that audit within forty-five days of review. Any such inspection or right to inspect by EMBREX shall in no way relieve SPAFAS of its obligation to deliver BDA conforming to the terms and specifications set forth in this Agreement, or EMBREX’s right to inspect and reject the BDA pursuant to section 2.01(c). SPAFAS shall inform EMBREX promptly in writing in the event of any inspection or audit by a state or federal agency related to the manufacture or supply of BDA, shall allow EMBREX to attend and participate fully in any such inspection or audit to the extent it concerns BDA, and shall provide a summary description of the results from any such inspection or audit.

(b) SPAFAS shall supply and manufacture BDA for EMBREX in conformance with each purchase order issued by EMBREX and EMBREX’s product specifications and production protocol as set forth in Exhibits A, B and C attached hereto, all standard operating procedures and quality control standards mutually agreed upon by both parties from time to time and all applicable governmental regulations in effect at the time of manufacture and supply. Such product specifications and production protocol may be modified from time to time by EMBREX upon written approval from SPAFAS (including any necessary adjustments to financial, logistical or other terms), such approval not to be unreasonably withheld or delayed. EMBREX hereby grants SPAFAS a limited, non-exclusive right and license to internally practice the Subject Technology and Patents solely to manufacture and deliver BDA to EMBREX in accordance with the terms of this Agreement. SPAFAS will deliver to EMBREX a sample of three (3) ml of serum for potency testing upon completion of each Lot unless instructed otherwise by EMBREX, together with all legally required or otherwise agreed from time to time documentation regarding manufacturing, testing and analysis performed by SPAFAS.

(c) EMBREX shall have the right to reject and return any shipment of BDA within thirty (30) days of completion of the testing process described in this Section 2.01(c) if it reasonably determines that the shipment does not conform with BDA specifications as set

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forth in Exhibits A, B and C or the other requirements of this Agreement. All or parts of any shipments may be held for SPAFAS’s disposition and at SPAFAS’s expense if found not to be in conformity with such specifications and standards. Upon acceptance, EMBREX shall pay SPAFAS for such shipment in accordance with the terms of Section 2.03. In the absence of written notice expressly rejecting any shipment or sample thereof, such shipment shall be deemed have been accepted by EMBREX. Such acceptance shall limit the warranties granted in Section 2.05(a)(i) of this Agreement solely to the extent that the testing procedures described in this Section 2.01(c) reveal or, if properly conducted by Embrex, would have revealed breaches of warranties of the character intended to be revealed by such testing procedures. BDA potency will be tested by SPAFAS, and may be tested by EMBREX (or their respective designee), using the testing methods specified in Exhibit A. If both SPAFAS and EMBREX perform tests and the test results yield activity levels within [***] percent ([***]%) of each other, the average of the two tests will be used as the activity level of the particular batch in question. In the event that the activity level of the SPAFAS and EMBREX tests are different by [***] percent or more, a retest shall be performed by each party or its designee. Each party shall make available all necessary results or personnel to confirm their findings.

If the results of the second series of testing are within ([***]%) of each other, the average value of these results will then be taken as the agreed titer. If not, the technical experts of the parties will assess if there is any risk to vaccine field performance from acceptance of the Lot. If they agree there is no risk, then the average of all four tests will be taken as the agreed titer. Notwithstanding anything in this Agreement to the contrary, EMBREX shall not be required to accept any Lot below a titer of [***].

2.02 Supply Commitment.

(a) During each calendar year, EMBREX shall issue purchase orders to SPAFAS from time to time in an aggregate amount not less than the Supply Commitment (as defined below). SPAFAS shall accept all such purchase orders that aggregate to less than the Supply Commitment during each calendar year and are otherwise consistent with the terms of this Agreement, including the lead time parameters set forth in Exhibit D. The Supply Commitment for 2004 (including amounts purchased prior to the effective date of this Agreement) will be [***] doses of BDA. The Supply Commitment for each ensuing year will be agreed between the parties by September 30th of the preceding year; provided however that EMBREX agrees to order and SPAFAS agrees to supply a Supply Commitment at least equal to [***] doses of BDA per ensuing year. Notwithstanding the foregoing, SPAFAS will use commercially reasonable efforts to accommodate any request from EMBREX to reduce the Supply Commitment for any applicable period due to external conditions EMBREX believes will reduce product demand.

(b) EMBREX shall have the right to increase the total quantity of BDA in a purchase order in any Calendar Year and SPAFAS shall use commercially reasonable efforts to satisfy any such change requested by EMBREX.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(c) The parties intend to enter into another agreement for Newcastle Disease antiserum (“NDA”) and, after the effective date of such agreement, SPAFAS will accommodate a reduction in the Supply Commitment of BDA to the extent there is an offsetting dose-for-dose increase in the number of doses of NDA ordered by EMBREX from SPAFAS, provided however that if the cost of production of one NDA dose is more than [***] percent ([***]%) greater than the cost of production of one BDA dose, EMBREX agrees to proportionately increase the number of doses of NDA purchased by EMBREX .

(d) Any purchase order or any acknowledgment thereof, whether printed, stamped, typed or written, shall be governed by the terms of this Agreement and none of the provisions of such purchase order or acknowledgment shall be applicable except those specifying quantity ordered, delivery dates, special shipping or delivery instructions and invoice information which, in each case, is consistent with the terms hereof.

(e) Shipments of Lots will be made in the quantities and at the time or times specified by EMBREX in the appropriate purchase order. If at any time SPAFAS has reason to believe that deliveries will not be made as scheduled, it will immediately give EMBREX written notice setting forth the cause or causes of the anticipated delay. Lots will be shipped FOB SPAFAS storage facility.

2.03 Price and Payment for BDA

(a) BDA shall be sold to EMBREX at $[***] per thousand Doses, in full Lot quantities or as otherwise agreed by the parties from time to time.

(b) Product prices are FOB SPAFAS storage facilities. During the Term of this Agreement, the BDA prices may be increased after each 18 months. The level of the increase will be negotiated in good faith between the parties and, in any event, will be less than [***]%. The first such price increase shall be negotiated for implementation on July 1st, 2004.

(c) SPAFAS shall supply Embrex with samples of each Lot prior to SPAFAS shipping the Lot to EMBREX or its designee. Embrex shall have 30 days to establish titer of the lot before receiving an invoice. If after the 30 days, the titer is still not established, SPAFAS shall invoice Embrex based on [***] Units per ml. When the titer is finally established the difference owed or refunded will be arranged by debit or credit. Embrex will not be charged any incremental costs provided the inability to establish titer or delay in establishing titer occurred in good faith.

(d) SPAFAS shall invoice Embrex upon delivery of a BDA Lot or portions of a Lot ordered by Embrex or segregation of BDA pursuant to section 2.04 hereof. Payment shall be made by EMBREX for all accepted BDA, and for any incremental costs associated with storage of BDA at the Facility pursuant to Section 2.04(c), within thirty (30) days of receipt of SPAFAS’ invoice. Presentation of an invoice will constitute certification by SPAFAS that BDA in the quantities invoiced has been placed in storage and is available for shipment

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at the direction of EMBREX subject to the limitations mentioned in Section 2.04(a). A late payment service change of [***]% per month (or the highest amount allowed by law, if lower than [***]%) shall be paid on all past due amounts.

2.04 Storage and Shipment

(a) SPAFAS will be responsible for storing all BDA at its facilities, packaging the BDA in a manner acceptable to EMBREX, segregating EMBREX owned BDA from SPAFAS owned BDA, protecting and insuring the BDA until it is shipped, and preparing BDA for shipment in a manner which will minimize risks of damage to the BDA and in accordance with the Terms of this Agreement.

(b) All delivery shall be made, in full Lots (except as otherwise agreed from time to time), F.O.B. SPAFAS’ storage facility in accordance with and upon receipt of written instructions from EMBREX, and shall be made no later than the later of the date requested by EMBREX or thirty (30) days following the receipt of instructions from EMBREX (hereinafter referred to as a “Timely Basis”). Reschedules of shipments shall otherwise occur only upon the prior written agreement of the parties. All freight expenses will be prepaid by SPAFAS and added to SPAFAS’ invoice to EMBREX for payment by EMBREX. SPAFAS shall arrange insured common carrier transportation of the BDA to EMBREX’s specified plant or other designated destination. If requested by EMBREX, SPAFAS shall arrange, at EMBREX’s expense, adequate transportation insurance coverage for the replacement value of the shipped BDA. Title to the BDA shall pass to EMBREX when stored at the SPAFAS facility, at the time such BDA is segregated and stored.

(c) EMBREX will pay to SPAFAS the actual incremental storage and insurance charges up to a maximum of [***] per bottle per month for all bottles stored beyond one hundred eighty days. Storage charges will be invoiced quarterly. If pre-approved by EMBREX, SPAFAS’ actual cost of creating additional storage capacity for storing EMBREX BDA at the Facility shall be borne by EMBREX.

2.05 Guarantees and Warranties

(a) SPAFAS warrants to EMBREX as follows:

(1) The BDA delivered to EMBREX pursuant to this Agreement shall conform with the agreed product specifications set forth in Exhibits A, B, and C, and shall be manufactured in accordance with Title IX of the Code of Federal Regulations (9 CFR Parts 100-117) and all other applicable laws, rules, regulations and regulatory advisements. Upon notification by EMBREX that the BDA delivered to EMBREX under this Agreement is not acceptable, as EMBREX’s sole remedy and SPAFAS’ sole liability hereunder, SPAFAS shall replace the BDA promptly or, at EMBREX’s election, remit to EMBREX, an amount equal to the price actually paid by EMBREX to SPAFAS for the unacceptable BDA. Any modification of the BDA by EMBREX shall void this warranty. The foregoing warranty shall be subject to EMBREX maintaining the BDA in accordance with SPAFAS’

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

written instructions and making such claim within one (1) year of receipt of the BDA at issue by EMBREX, subject to the acceptance procedures set forth in Section 2.01(c). SPAFAS further warrants that, to the best of SPAFAS’ knowledge, SPAFAS owns all right, title and interest in and to the processes used to manufacture BDA under this Agreement or otherwise has the right to use such processes without further cost or liability to EMBREX. The foregoing warranties shall not, under any circumstances, apply to and SPAFAS will not be responsible for, any special, indirect, consequential or incidental damages arising out of or in connection with the production, sale or use of BDA by EMBREX This warranty is in lieu of, and specifically disclaims and excludes, all other warranties, express, implied or statutory, including the warranties of merchantability fitness for a particular purpose and non-infringement of any patent, trademark or other intellectual property right. In no event shall SPAFAS’ liability under this agreement, including without limitation any claims of the type identified in Section 2.05(e), exceed the amounts paid by EMBREX for BDA in the prior calendar year, which period may include, as appropriate, shipments made prior to execution of this Agreement.

(2) SPAFAS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution and delivery of this Agreement and the performance and observance of all terms, conditions and obligations have been duly authorized by any necessary actions on the part of SPAFAS.

(3) The execution and delivery of this Agreement and the consummation of all of the transactions contemplated hereby do not and will not conflict with, or be in contravention of, any of SPAFAS’s corporate documents or any instrument or contract to which SPAFAS is a party.

(b) EMBREX warrants to SPAFAS as follows:

(1) EMBREX is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina, with all requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution and delivery of this Agreement and the performance and observance of all terms, conditions and obligations have been duly authorized by any necessary actions on the part of EMBREX.

(2) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or be in the contravention of, any of EMBREX’s corporate documents or any instrument or contract to which EMBREX is a party.

(3) EMBREX warrants that it owns or licenses all right, title and interest in the BDA furnished by EMBREX to SPAFAS heretofore or hereunder and the intellectual property related thereto, and that SPAFAS’ use of any and all such material in connection with the services provided heretofore or hereunder do not infringe any third party intellectual property or other proprietary rights.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(c) Subject to the limitation of liability contained in Section 2.05(a)(1), SPAFAS shall indemnify and hold EMBREX harmless from and against all claims, causes of action, settlement costs, including reasonable attorney’s fees, losses or liabilities of any kind asserted by third persons to the extent they arise out of or are attributable to SPAFAS’ breach of any of its warranties, representations and covenants under this Agreement or the negligence or willful malfeasance of SPAFAS’s employees, agents or representatives.

(d) EMBREX shall indemnify and hold SPAFAS harmless from and against all claims, causes of action, settlement costs, including reasonable attorney’s fees, losses or liabilities of any kind asserted by third persons to the extent they arise out of or are attributable to EMBREX’s breach of any of its representations, warranties and covenants under this Agreement or the negligence or willful malfeasance of EMBREX’s employees, agents or representatives or the manufacture, distribution, use, sales or other disposition by EMBREX, or any distributor, customer, sublicensee or representative of EMBREX, of any of EMBREX’s product incorporating BDA produced or supplied by SPAFAS hereunder, or any claim by a third party of infringement of its patent rights or unauthorized use or misappropriation of its know-how, based upon an assertion or claim arising out of SPAFAS’ use of EMBREX’s Subject Technology, except to the extent any such claims arise out of or are attributable to SPAFAS’ breach of its warranties set forth in Section 2.05(a) (disregarding, solely for purposes of this provision, the knowledge qualification in Section 2.05(a) as to intellectual property matters).

(e) NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL LOSSES ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED HOWEVER, THIS LIMITATION SHALL NOT APPLY TO LOSSES ARISING FROM THIRD PARTY CLAIMS FOR WHICH A PARTY IS INDEMNIFIED UNDER THE TERMS OF THIS AGREEMENT.

2.06 Press Release: The parties agree that after execution of this Agreement a press release or other public announcement may be issued regarding the Agreement. Any such release or announcement shall be reviewed and approved by both parties prior to its issuance.

ARTICLE 3: DISCLOSURE AND CONFIDENTIALITY

It is contemplated that prior to and in the course of the performance of this Agreement each party has disclosed or may, from time to time, disclose Confidential Information to the other party. Each party agrees to take all reasonable steps to safeguard such Confidential Information and to protect such information against disclosure, misuse, loss and theft. However, no provisions in this Agreement shall be construed so as to preclude disclosure of Confidential Information:

a) which is known to the recipient as evidenced by its written records before receipt thereof;

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b) Which is disclosed to the recipient as evidenced by its written records before receipt thereof;

c) Which is or becomes part of the public domain or is publicly divulged through no fault of the recipient;

d) which the recipient party can demonstrate has been developed independently by it without the use of and not as a consequence of the Confidential Information received from the disclosing party; or

e) which is inherent in or reasonably necessary for the purpose of securing from any government agency any necessary approval to manufacture or market BDA.

The obligations of the parties under this Article 3 shall terminate five years after the expiration or termination of this Agreement.

ARTICLE 4: OWNERSHIP AND THIRD PARTY CLAIMS AND INFRINGEMENT

4.01 Third Party Claim. Upon learning that a third party is making, using or selling a product or component of a product which is within the scope of any Patent or Subject Technology, that a third party is infringing any Patent or that a third party is asserting any claim, demand, action or cause of action with respect to the Subject Technology, SPAFAS shall promptly notify EMBREX in writing and shall supply EMBREX with any evidence available pertaining to such use, infringement or claim. EMBREX at its option, shall have complete and sole control and right to bring, maintain and settle any suit, action or proceeding involving any such use or infringement of the Patent or Subject Technology, and to defend, negotiate, or settle any claim, demand, action or cause of action asserted by a third party. EMBREX shall pay all reasonable expenses actually incurred by SPAFAS in connection with such transactions, and any amount recovered as a result of such actions shall be paid to or retained by EMBREX.

4.02 Ownership. The Subject Technology, Improvements and all data, information, reports and any and all related documentation, which are developed, generated or derived, directly or indirectly, alone or with others, by SPAFAS in the course of its performance under this Agreement (the “Data”), and any intellectual property rights therein, shall be and remain the sole and exclusive property of EMBREX; provided, however, that any invention, improvement, development, concept, discovery or other proprietary information owned by SPAFAS or in which SPAFAS has an interest relating to manufacturing of pharmaceutical products generally and not specifically related to BDA shall be and remain the property of SPAFAS (a “SPAFAS Invention”). Except as specifically set forth herein, neither SPAFAS nor its employees or agents shall have or acquire any right, title or interest in Data, Subject Technology or Improvements. SPAFAS shall promptly disclose in writing to EMBREX any

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such Data or Improvements. To the extent not a SPAFAS Invention, SPAFAS shall assign any and all rights in such Data and Improvements to EMBREX and shall assist EMBREX in perfects its rights therein.

ARTICLE 5: DURATION AND TERMINATION

(a) The Agreement shall be in effect for the Term, unless sooner terminated in accordance with the provisions herein. Thereafter, this Agreement may be extended by mutual written agreement of the parties.

(b) Either party may terminate this Agreement by giving the other party written notice at least twelve (12) months prior to such termination.

(c) In the event either party defaults on or breaches any material provision of this Agreement, the other party shall have the right to terminate this Agreement by giving written notice to the defaulting or breaching party, provided, however, that if said defaulting or breaching party cures said default or breach within sixty (60) days after said notice shall have been given, this Agreement shall continue in full force and effect. Failure on the part of either party to exercise or enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right nor operate to bar the exercise or enforcement thereof at any time or times thereafter.

(d) If during the term of this Agreement either party shall become bankrupt or insolvent, its business placed in the hands of a receiver or trustee, or it becomes a party to any procedure for the settlement of its debts or to a dissolution proceeding, whether by voluntary act or otherwise, this Agreement may be terminated by the other party upon ten (10) days notice.

(e) EMBREX may terminate this Agreement in the event of an assignment or other transfer by SPAFAS to a competitor of EMBREX.

(f) Termination of this Agreement shall be without prejudice to the rights of either party in respect to any previous breach of any of the provisions of this Agreement and shall not relieve EMBREX of payment obligations already accrued or accrued by reason of completion of a current purchase order or relieve SPAFAS of its duty to complete any current purchase order.

(g) Notwithstanding any termination of this Agreement, the provisions of Sections 2.05 and 5(h) and Articles 3, 4 and 6 shall survive.

(h) In the event of termination of this Agreement other than by EMBREX pursuant to Section 5(b) or by SPAFAS pursuant to Section 5(c), SPAFAS and its Affiliates shall thereafter:

(1) Refrain from any use of Subject Technology;

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(2) Return to EMBREX all papers, writings, designs, and other documentation embodying or showing any of the Subject Technology or Confidential Information, and deliver all inventory of BDA upon payment of EMBREX to SPAFAS for such inventory;

(3) At the request of EMBREX, sign all necessary documentation as may be reasonably necessary to effectuate any of SPAFAS’s obligations here under;

(4) SPAFAS shall use commercially reasonable efforts to provide EMBREX all necessary information, cooperation and assistance to transition the manufacture of the BDA supply to EMBREX or a third party designated by EMBREX, including the transfer of all necessary or useful process technology and all necessary assistance in obtaining any related necessary regulatory qualifications. EMBREX shall pay SPAFAS for all reasonable internal costs (determined according to SPAFAS’s then-current standard internal rates) and reasonable out-of-pocket expenses actually incurred by SPAFAS in connection with the transitional services;

(5) SPAFAS shall grant and hereby grants EMBREX a limited, non-exclusive worldwide, royalty-free license, with right to sublicense, to practice any know-how, invention, improvement or other intellectual property of SPAFAS, including SPAFAS Inventions, necessary to and solely in connection with the development, use, manufacture, offer for sale, import and sale of BDA for EMBREX’s benefit; and

(6) Solely in the event this Agreement is terminated by EMBREX under Section 5(c) or (e) or by SPAFAS under Section 5(b), and notwithstanding Section 2.02(a), EMBREX by written notice may increase the then-current Supply Commitment of BDA for delivery during the notice period specified in Section 5(b) up to a maximum of the equivalent of [***] doses per month during such period, in order to enable EMBREX to accumulate post-termination inventories.

ARTICLE 6: MISCELLANEOUS

6.01 Force Majeure. Except with respect to payment due hereunder, neither party shall be liable to the other in damages for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in such party’s performance hereunder if such default or delay is caused by events beyond such party’s reasonable control including, but not limited to, acts of God, regulation or law of other action or any government or agency thereof, war, insurrection, civil commotion, destruction of facilities or materials by volcano, earthquake, fire, flood or storm, labor disturbances, loss of flocks or birds due to disease or failure of suppliers, public utilities or common carriers of any actual or de facto import embargoes, provided that SPAFAS uses continuous commercially reasonable efforts to remedy such force majeure affecting SPAFAS and, upon EMBREX’s request, cooperates reasonably with EMBREX to enable procurement of an interim supply of BDA during the period affected by such force majeure, including without limitation by granting interim enabling technology licenses to qualified manufacturers identified by EMBREX and by reducing the applicable Supply Commitment to reflect any such interim supply.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.02 Governing Law. The validity, performance and construction of this Agreement shall be governed by the laws of the State of New York. Jurisdiction over any party in any action may be accomplished by giving notice as provided in this Agreement.

6.03 Notices. Any notice or communication required or permitted to be given by either party hereunder shall be deemed sufficiently given if mailed by registered mail and addressed to the party to whom notice is given as follows:

If to EMBREX to:

Randall L. Marcuson, President and Chief Executive Officer

EMBREX, INC.

1035 Swabia Court

Durham, NC 27703

If to SPAFAS to:

Jorg M. Geller, President

Charles River Laboratories, Inc.

(SPAFAS Avian Products & Services Division)

190 Route 165

Preston, CT 06365

Copy to:

Dennis R. Shaughnessy, Esq.

Charles River Laboratories, Inc.

251 Ballardvale Street

Wilmington, MA 01887

Notices shall be deemed given on the third business day after mailing or when actually received by any method, if earlier.

6.04 Entire Agreement. This agreement is binding upon and inures to the benefit of the parties and their successors and assigns, provided such assignment is made accordance with Section 6.07; represents the entire agreement between the parties as of the effective date hereof; supersedes all prior agreements (written or oral) concerning the subject matter hereof; and may be modified or amended only by mutual agreement set forth in writing and signed by both of the parties.

6.05 Severability. The parties agree that neither party intends to violate any public policy, statutory or common laws or governmental regulations. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of the other provisions and of the entire agreement shall not be affected thereby.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.06 Relationship. It is expressly agreed that the relationship hereby established is solely that of contracting parties, it being understood that SPAFAS under the Agreement is acting for its own account as an independent contractor and has no authority to make, assume or create any representation, warranty, agreement, guarantee, claim or settlement on behalf of EMBREX with respect to the BDA, the Subject Technology or otherwise.

6.07 Assignment. Other than to an affiliated entity or in connection with a sale, merger or consolidation of EMBREX or the SPAFAS Avian Products & Services division, this agreement may not be transferred or assigned without the prior written consent of both parties, which shall not be unreasonably withheld. It has been made solely for the benefit of the parties, their respective successors and permitted assign, and no other person shall acquire or have any right under or by virtue of this Agreement.

6.08 Dispute Resolution. The parties shall attempt, in good faith, to resolve through negotiations any controversy, claim, or dispute arising out of this Agreement. In the event that negotiations are not successful, the controversy, claim, or dispute may be submitted to third party mediation upon terms reasonably acceptable to the parties. If such claim, controversy or dispute is not resolved through mediation, upon written demand of either party, the claim, controversy or dispute shall be submitted to non-binding arbitration before three (3) arbitrators. Such arbitration shall take place in the other party’s state, and shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the laws of the State of New York. Within seven (7) calendar days after either party makes a written demand on the other for arbitration, each party shall select one (1) arbitrator. A third arbitrator shall be chosen by the arbitrators selected by the parties within thirty (30) days of the demand for arbitration, and shall act as chairman. In the event that any arbitrator is not appointed in the prescribed time period, either party may apply to the American Arbitration Association for the appointment of such arbitrator. A record and transcript of the proceedings shall be maintained. Any award shall be made in writing and in reasonable detail, setting forth the findings of fact and conclusion of law supporting the award. All costs of such arbitration, except expert fees and attorneys’ fees, shall be shared equally by the parties.

IN WITNESS WHEREOF, the parties hereto, each warranting to the other full power and authority to enter into this Agreement, have caused this Agreement to be duly and validly executed by their authorized representatives to have effect as a sealed instrument as of the day and year first above written.

EMBREX, INC.		Charles River Laboratories, Inc.
(for administration by its SPAFAS Avian
Products & Services Division)

By:	/s/ Randall L. Marcuson	By:	/s/ Jorg M. Geller
	Randall L. Marcuson		Jorg M. Geller
	President and Chief Executive Officer		President

Dated: 1/29/04		Dated: 1/29/04

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A

SOP-2739

NASS-TSSE-520

Charles River Laboratories, Inc. SPAFAS DIVISION	SOP-2739 Rev. 4 (old NASS-TSTC-130) Effective Date: November 14, 2003

Title: BDA ASSAY (IBD MNT PROCEDURE)

I.	Purpose/Scope:

To ensure quality in the BDA Assay.

II.	Responsibilities:

Laboratory Technicians as assigned by the Technical Services Manager.

III.	Safety:

N/A

IV.	References:

A.	Standard Operating Procedures

1.	SOP-1602 [***] Secondary Preparation

2.	SOP-1596 [***], CEKC and CELC Preparation

3.	SOP-1608 Counting [***], CEKC, and CELC

4.	SOP-1611 [***] Preparation for BDA Assay

5.	SOP-1622 [***] Virus Stock Preparatio

6.	SOP-1566 Preparation of Phosphate Buffered Saline (PBS)

B.	Forms

1.	Biotek plate reader manual

V.	Definitions:

A.	[***].

B.	[***] for BDA Assay: is [***], L-glutamine, and gentamycin sulfate added. In this SOP, [***] for BDA assay will be referred to as [***]. See SOP-1611 for preparation of this media.

C.	PBS: Phosphate Buffered Saline.

APPROVAL

Role	Name	Department
Originator:	Debra Tosto	Technical Services Manager
Reviewer:	Dr. Ted Girshick	Director of Laboratory
Reviewer:	Karen Long	Quality Assurance Manager
Reviewer:	Debby Porazzi	Document Control

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

APPROVAL ROUTE: SP LAB TECH SVC	page 1 of 9

Charles River Laboratories, Inc. SPAFAS DIVISION	SOP-2739 Rev. 4 (old NASS-TSTC-130) Effective Date: November 14, 2003

Title: BDA ASSAY (IBD MNT PROCEDURE)

VI.	Materials:

A.	Sterile PBS

B.	Prepared IBD virus ([***])

C.	Reference Sera

D.	Test Sera

E.	[***]

F.	Secondary [***]

G.	96 well flat bottom cell culture plates

H.	[***]

I.	Biotek plate reader and printer

J.	General laboratory equipment

VII.	Procedures:

* NOTE:	Aseptic technique is used in this procedure until 4.15 of this procedure.

A.	Mark 96 well flat bottom plates accordingly.

B.	Dispense [***] (see SOP-1611 for [***] preparation) each well as indicated by figure 1.

figure 1

[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Charles River Laboratories, Inc. SPAFAS DIVISION	SOP-2739 Rev. 4 (old NASS-TSTC-130) Effective Date: November 14, 2003

Title: BDA ASSAY (IBD MNT PROCEDURE)

C.	Add [***] to well B through G of column two as indicated in figure 2.

1.	Approximately [***] of media is needed for each plate.

figure 2

[***]

D.	Add [***] to all [***]. See figure 3.

figure 3

[***]

E.	Preparing and adding reference serum.

NOTE:	Both the reference and the test sera are heat inactivated at [***] for [***] prior to frozen storage.

1.	Take the reference serum out of the minus seventy (-70) freezer. Thaw the test sample at the same time as the reference serum.

2.	Both sera must be diluted prior to addition to the 96 well flat bottom plates.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Charles River Laboratories, Inc. SPAFAS DIVISION	SOP-2739 Rev. 4 (old NASS-TSTC-130) Effective Date: November 14, 2003

Title: BDA ASSAY (IBD MNT PROCEDURE)

1.	Place [***] of serum and [***] in a sterile tube and mix.

2.	Transfer [***] of diluted serum into [***]. This is the working dilution.

3.	Add [***] to the appropriate wells. The test sera is added to [***] and the [***]. Refer to figure 4.

figure 4

[***]

4.	After the test and reference sera are added, each serum sample is serially diluted.

1.	[***].

2.	[***].

3.	See figure 5 for which wells to serially dilute.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Charles River Laboratories, Inc. SPAFAS DIVISION	SOP-2739 Rev. 4 (old NASS-TSTC-130) Effective Date: November 14, 2003

Title: BDA ASSAY (IBD MNT PROCEDURE)

figure 5

[***]

F.	To equal out the wells without virus with those that will have virus, [***] is added to [***]. See figure 6.

figure 6

[***]

G.	Preparation and addition of virus.

NOTE: Wear gloves when handling virus.

1.	Determine the amount of [***] needed for the number of plates involved. Aliquot out and set aside in a sterile container.

2.	Approximately [***] will be needed for each test plate.

3.	The dilution of the stock virus (see SOP-1622 for preparation of stock) is made with the [***] set aside in G. 1. The dilution factor varies with the specific lot of virus.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Charles River Laboratories, Inc. SPAFAS DIVISION	SOP-2739 Rev. 4 (old NASS-TSTC-130) Effective Date: November 14, 2003

Title: BDA ASSAY (IBD MNT PROCEDURE)

4.	Thaw the virus quickly and add the correct amount of virus to the [***].

5.	After the virus is diluted and mixed, [***].

figure 7

[***]

H.	After the virus has been added to the plate incubate the plate for [***].

I.	Preparation of the [***] cells.

1.	See SOP-1596 for the preparation of [***] cells and SOP-1602 for the preparation of secondary [***] cells.

2.	Cell passages [***] may be used for the BDA assay.

a.	Cells are not passed more than [***], and cannot be used after [***] for the BDA assay.

J.	Take freshly suspended [***] and count the cell suspension (See SOP-1608).

K.	A cell suspension of [***] cells per well is desired for the test. [***] of cell suspension is needed for each plate. To determine the amount of suspended cells needed for the test:

1.	Take the cell suspension per well desired and multiply that number by five (5).

2.	Divide the result from K. 1 by the cell count determined in J to get the actual amount of cells of the working suspension per well needed.

3.	Multiply the amount of cell suspension needed per plate, which is [***], by the total number of plates being seeded.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Charles River Laboratories, Inc. SPAFAS DIVISION	SOP-2739 Rev. 4 (old NASS-TSTC-130) Effective Date: November 14, 2003

Title: BDA ASSAY (IBD MNT PROCEDURE)

4.	Multiply the result from K.3 by the result of K.2 to get the total amount of the counted cell suspension needed to be added to the mls of media figured in K.3.

EXAMPLE: Cell suspension calculation:

[***]

L.	Aseptically aliquot out the total amount of [***] determined in K.3 and add the amount of cell suspension determined in K.4 to the media.

M.	After the [***] incubation of the samples and virus add [***] of cell suspension to all the wells as indicated in figure 8. Keep cells suspension mixing while being added to the plates.

1.	Dispense [***].

2.	[***].

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Charles River Laboratories, Inc. SPAFAS DIVISION	SOP-2739 Rev. 4 (old NASS-TSTC-130) Effective Date: November 14, 2003

Title: BDA ASSAY (IBD MNT PROCEDURE)

figure 8

[***]

N.	After cell suspension is added to all wells incubate the plate for [***].

AFTER [***]

O.	Preparation of [***]

CAUTION:	Avoid contact with [***]. Do not inhale or ingest. Toxicology of [***] not fully defined.

1.	For every 4 plates to be tested, weigh out [***].

2.	Mix solution until dissolved and filter through a [***]. Cover with foil and keep in dark until needed.

P.	Addition of [***] to plates

1.	Retrieve plates from incubator.

2.	Before [***] can be added to the plates [***].

3.	After the [***].

Q.	Incubated plates [***].

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Charles River Laboratories, Inc. SPAFAS DIVISION	SOP-2739 Rev. 4 (old NASS-TSTC-130) Effective Date: November 14, 2003

Title: BDA ASSAY (IBD MNT PROCEDURE)

R.	After [***], remove the plates from the incubator and [***] and then [***].

S.	After adding the [***] place the plate on a [***].

T.	Turn on Biotek plate reader and printer while waiting for plate to finish shaking (See Biotek manual and for basic operation).

U.	Read plates with the Biotek plate reader as soon as possible after the [***].

V.	Save results on diskette and submit diskette to Director of Laboratory Operation or designate for titer determination.

W.	Maintain appropriate records.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CHARLES RIVER LABORATORIES, INC. SPAFAS DIVISION	Procedure No.: NASS-TSSE-520-2 Effective Date: February 01, 2001

Title: Determination of Antibody Titer for BDA

I.	Purpose/Scope: This SOP describes how to calculate the antibody titer of BDA from data generated in the BDA assay (IBD-MNT)

II.	Responsibilities: Employees at the direction of the Director of Laboratory Operations

III.	References:

A.	Standard Operating Procedures

1.	NASS-TSSE-521 “Concepts for using Excel and Relative Potency Programs …”

2.	NASS-TSSE-130 “Virus Isolations in ovo Procedure”

B.	Other

1.	Manual for Microsoft Excel

IV.	Definition:

A.	O.D.: Optical Density, a numerical measurement generated by a spectrophotometer

B.	BDA: Bursal Disease Antiserum

V.	Materials:

A.	Personal Computer with printer

B.	Scientific Calculator

C.	BDA Assay data disks

D.	Excel Software

E.	[***]

VI.	Procedures:

Note:	Persons using this SOP must have a working knowledge of Microsoft Excel before attempting to follow the procedures indicated.

A.	Obtain data disk containing spectrophotometric data from BDA assays.

B.	Open Excel program.

C.	Select template spreadsheet file, [***].

APPROVAL

Role	Name	Department	Date
Originator:	Robert Stone	Tech. Svc. Manager	01/24/01
Reviewer:	Dr. Ted Girshick	Dir. Lab Operations	01/24/01
Reviewer:	Debby Porazzi	Quality Assurance	01/17/01

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Supersedes SOP No: NASS-TSSE-520 Rev 1	Page 1 of 3

CHARLES RIVER LABORATORIES, INC. SPAFAS DIVISION	Procedure No.: NASS-TSSE-520-2 Effective Date: February 01, 2001

Title: Determination of Antibody Titer for BDA

D.	Select data file from disk, eg. [***], selecting all files from the types of files selection box.

E.	When the Text Import Wizard appears, select Finish.

F.	Select the entire row of data in column A.

G.	Select Copy.

H.	Switch the window tool back to [***].

I.	Placing cursor in [***], select Paste.

J.	Select the Graph template and correct the headings for this assay.

K.	[***].

L.	Select [***].

M.	Select [***] from the drop-down menu.

N.	Select [***] from the choices.

O.	In the [***].

P.	In the [***].

Q.	Move the cursor down to the [***] box, select it and type in [***], click ok.

R.	A box appears stating that the range will be overwritten, click ok.

S.	After the black background appears, click anywhere to change appearance and scroll down to the lower part which shows the calculated [***] and the adjusted [***] doses per milliliter.

T.	Record the titer values and save the worksheet using the same file name as the raw data file. Print the worksheets at this time.

APPROVAL

Role	Name	Department	Date
Originator:	Robert Stone	Tech. Svc. Manager	01/24/01
Reviewer:	Dr. Ted Girshick	Dir. Lab Operations	01/24/01
Reviewer:	Debby Porazzi	Quality Assurance	01/17/01

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Supersedes SOP No: NASS-TSSE-520 Rev 1	Page 2 of 3

CHARLES RIVER LABORATORIES, INC. SPAFAS DIVISION	Procedure No.: NASS-TSSE-520-2 Effective Date: February 01, 2001

Title: Determination of Antibody Titer for BDA

U.	Switch templates to the [***].

V.	Select File-Save as command.

W.	Choose [***] as the file type, and enter the file name (same as worksheet file name but with a .prn extension.

1.	Save this file in the [***].

X.	When told that only the current sheet will be saved, choose ok.

Y.	Close the file. When asked to save changes, choose no.

Z.	Re-open the [***] file and repeat the process for the next plate of the assay.

AA.	When all of the plates are done as described above, exit the [***] and open the [***].

1.	From the [***], type in [***], and enter.

2.	Type [***] and enter.

BB.	Follow the menu questions, retrieving files using the ####.prn file names and saving the output data using the same file names without extensions.

CC.	Print the output data.

DD.	Calculate the [***] value by selecting the [***] for each plate, [***] for all the plates in the assay and [***].

1.	Only one plate of a four plate assay may be disregarded if it should not yield an [***] value. If more than one plate fails to give an [***] value, the assay is invalid and must be repeated.

EE.	The titer for the test sample is the [***].

APPROVAL

Role	Name	Department	Date
Originator:	Robert Stone	Tech. Svc. Manager	01/24/01
Reviewer:	Dr. Ted Girshick	Dir. Lab Operations	01/24/01
Reviewer:	Debby Porazzi	Quality Assurance	01/17/01

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Supersedes SOP No: NASS-TSSE-520 Rev 1	Page 3 of 3

Exhibit B

Tests and Key Codes

	PATHOGEN	TEST
1.	Avian encephalomyelitis virus	AGP, SN<2.0

2.	Avian adenovirus group I (serotypes I-XII)	AGP, MNT<2.0

3.	Avian adenovirus group II (HEV)	AGP

4.	Avian adenovirus group III (EDS)	HI<40

5.	Influenza (Type A) virus	AGP, HI<40

6.	Avian lymphoid leukosis (RSV A & B)	SN < 2.0

7.	Avian lymphoid leukosis virus	ELISA <0.2

8.	Avian nephritis virus	IFA

9.	Avian paramyxovirus type 2	HI<40

10.	Avian rhinotracheitis virus	ELISA, S/P ratio < 0.25

11.	Avian reovirus	AGP, MNT<2.0

12.	Chicken Anemia Virus	PCR

13.	Fowl pox virus	AGP

14.	Infectious bronchitis (Mass., Conn., JMK, and Ark.)	HI<40 OR SN<2.0

15.	Infectious laryngotracheitis virus	AGP, SN<2.0

16.	Marek’s disease (Serotypes 1,2,3)	AGP

17.	Mycoplasma gallisepticum	SPA or HI<20

18.	Mycoplasma synoviae	SPA or HI<20

19.	Newcastle disease virus	AGP, HI <40

20.	Reticuloendotheliosis virus	AGP

21.	Salmonella pullorum-gallinarum	SPA (Tested on non-frozen sera)

22.	Salmonella spp	Environmental Culture

Abbrev	TEST
AGP	Agar Gel Precipitin Test, negative test is absence of precipitin band with undiluted serum

ELISA	Enzyme-linked immunoassay

HI	Serum Hemagglutination Inhibition

IFA	Indirect Immunofluorescence, negative test is absence of fluorescence at the specified dilution of serum, presently 1:100 dilution.

MNT	Serum Microneutralization Test

PCR	Polymerase Chain Reaction, absence of DNA fragment band associated with CAV virus

SN	Serum Neutralization Test

SPA	Serum Plate Agglutination

Exhibit C

Quality Control Sheets

CHARLES RIVER

LABORATORIES

Bursal Disease Antiserum

For further Manufacture

(Chicken Origin)

U.S. Vet. License No. 344

Serial No. OFB0301B

Product Code No. C205.00

Infectious Bursal Disease	ELISA Titer 9162
	Neutralizing Indices
Infectious Bronchitis Mass	SN	101.0		Avian Adenovirus	AGP	Negative
Infectious Bronchitis Ark	SN	100.7		Avian Encephalomyelitis	AGP	Negative
Infectious Bronchitis Conn	SN	100.2		Fowl Pox	AGP	Negative
Infectious Bronchitis JMK	SN	101.0		Avian Adenovirus Grp II (HEV)	AGP	Negative
Avian Encephalomyelitis	SN	101.7		Avian Influenza A	AGP	Negative
Infectious Laryngotracheitis	SN	100.5		Infectious Laryngotracheitis	AGP	Negative
				Marek’s Disease	AGP	Negative
Newcastle Disease		HI	Negative	Newcastle Disease	AGP	Negative
Paramyxovirus Type 2		HI	Negative	Avian Reovirus	AGP	Negative
Avian Influenza A		HI	Negative	Reticuloendotheliosis	AGP	Negative
Avian Adenovirus Group III (EDS)		HI	Negative

Avian Reovirus		MNT	100.0
Avian Adenovirus Group 1 (I-XII)		MNT	Negative	Chick Anemia Virus	IFA	Negative
				Chick Anemia Virus	PCR	Negative

Avian Lymphoid Leukosis Virus	ELISA	Negative
Avian Lymphoid Leukosis (RSV A&B)	MNT	Negative

Mycoplasma gallispeticum	SPA	Negative
Mycoplasma synoviae	SPA	Negative
Salmonella pullorum-gallinarum	SPA	Negative
Salmonella Species	ISOLATION	Negative
Hemophilus paragallinarum	CO	Negative

/s/ Theodore Girshick	/s/ Deborah S. Porazzi
Director of Laboratory Operations	Quality Assurance

SPECIFIC PATHOGEN-FREE AVIAN SUPPLY

Franklin Commons, 106 Route 32, North Franklin, CT 06254 Tel.: (860) 889-1389 or (860) 885-0477 Fax: (860) 889-1991

Web Page: www.SPAFAS.com

CHARLES RIVER

LABORATORIES

Bursal Disease Antiserum

For further Manufacture

(Chicken Origin)

U.S. Vet. License No. 344

Serial No. OFB0301A

Product Code No. C205.00

Infectious Bursal Disease	ELISA Titer 8897
	Neutralizing Indices
Infectious Bronchitis Mass	SN	101.0		Avian Adenovirus	AGP	Negative
Infectious Bronchitis Ark	SN	100.7		Avian Encephalomyelitis	AGP	Negative
Infectious Bronchitis Conn	SN	100.2		Fowl Pox	AGP	Negative
Infectious Bronchitis JMK	SN	101.0		Avian Adenovirus Grp II (HEV)	AGP	Negative
Avian Encephalomyelitis	SN	101.7		Avian Influenza A	AGP	Negative
Infectious Laryngotracheitis	SN	100.5		Infectious Laryngotracheitis	AGP	Negative
				Marek’s Disease	AGP	Negative
Newcastle Disease		HI	Negative	Newcastle Disease	AGP	Negative
Paramyxovirus Type 2		HI	Negative	Avian Reovirus	AGP	Negative
Avian Influenza A		HI	Negative	Reticuloendotheliosis	AGP	Negative
Avian Adenovirus Group III (EDS)		HI	Negative

Avian Reovirus		MNT	100.0
Avian Adenovirus Group 1 (I-XII)		MNT	Negative	Chick Anemia Virus	IFA	Negative
				Chick Anemia Virus	PCR	Negative

Avian Lymphoid Leukosis Virus	ELISA	Negative
Avian Lymphoid Leukosis (RSV A&B)	MNT	Negative

Mycoplasma gallispeticum	SPA	Negative
Mycoplasma synoviae	SPA	Negative
Salmonella pullorum-gallinarum	SPA	Negative
Salmonella Species	ISOLATION	Negative
Hemophilus paragallinarum	CO	Negative

/s/ Theodore Girshick	/s/ Deborah S. Porazzi
Director of Laboratory Operations	Quality Assurance

SPECIFIC PATHOGEN-FREE AVIAN SUPPLY

Franklin Commons, 106 Route 32, North Franklin, CT 06254 Tel.: (860) 889-1389 or (860) 885-0477 Fax: (860) 889-1991

Web Page: www.SPAFAS.com